PROSPECTUS/PROXY STATEMENT
                                January 20, 2000

                            Acquisition of Assets of

                  DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND
                                   a series of
               Davis Intermediate Investment Grade Bond Fund, Inc.
                              124 East Marcy Street
                           Santa Fe, New Mexico 87501

                        By and in Exchange for Shares of

                      EVERGREEN INTERMEDIATE TERM BOND FUND
                                   a series of
                          Evergreen Fixed Income Trust
                               200 Berkeley Street
                           Boston, Massachusetts 02116

This Prospectus/Proxy Statement is being furnished to shareholders of Davis Intermediate Investment Grade Bond Fund ("Davis Intermediate Fund") in connection with the Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of Davis Intermediate Fund for consideration at a Special Meeting of Shareholders to be held on March 17, 2000 at 10:00 a.m. at the Fund's offices at 124 East Marcy Street, Santa Fe, New Mexico 87501 and any adjournments thereof (the "Meeting"). The Plan provides for all of the assets of Davis Intermediate Fund to be acquired by Evergreen Intermediate Term Bond Fund ("Evergreen Intermediate Fund") in exchange for shares of Evergreen Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund (hereinafter referred to as the "Reorganization"). Evergreen Intermediate Fund and Davis Intermediate Fund are sometimes hereinafter referred to individually as the "Fund" and collectively as the "Funds."

Evergreen Intermediate Fund is a separate series of Evergreen Fixed Income Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives and investment strategies of Evergreen Intermediate Fund are similar to those of Davis Intermediate Fund. Evergreen Intermediate Fund seeks current income by investing primarily in a broad range of investment quality debt securities. As a secondary objective, the Fund seeks to protect capital. Where appropriate, the Fund will take advantage of opportunities to realize capital appreciation. Davis Intermediate Fund seeks primarily to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective. Both Funds invest primarily in investment grade debt securities.

Following the Reorganization, shares of Evergreen Intermediate Fund will be distributed to shareholders of Davis Intermediate Fund in liquidation of Davis Intermediate Fund and such Fund will be terminated. Holders of Class A, B, C or Y shares of Davis Intermediate Fund will receive that number of full and fractional Class A, B, C or Y shares of Evergreen Intermediate Fund having an aggregate net asset value equal to the aggregate net asset value of the shares they currently hold of Davis Intermediate Fund. Each such class of shares of Evergreen Intermediate Fund has similar Rule 12b-1 distribution-related fees, if any, as the shares of the respective class of Davis Intermediate Fund held by them prior to the Reorganization. No sales charge will be imposed in connection with Class A shares of Evergreen Intermediate Fund received by holders of Class A shares of Davis Intermediate Fund. In addition, no contingent deferred sales charge ("CDSC") will be deducted at the time of the Reorganization in connection with Class B or Class C shares of Evergreen Intermediate Fund received by holders of Class B or Class C shares of Davis Intermediate Fund. Holders of Class B and Class C shares of Evergreen Intermediate Fund received in the Reorganization will be subject to the schedules of CDSCs currently applicable to the Class B and C shares of Davis Intermediate Fund and not the schedules of CDSCs applicable to Class B and C shares, respectively, of Evergreen Intermediate Fund. Class B shares of Evergreen Intermediate Fund received in the Reorganization will automatically convert to Class A shares after eight years after the month of initial purchase in accordance with the terms of conversion applicable to Class B shares of Davis Intermediate Fund rather than in seven years after the month of purchase in accordance with the conversion terms applicable to Class B shares of Evergreen Intermediate Fund.

         Class B and C shares of Evergreen Intermediate Fund purchased subsequent to the Reorganization will be subject to the CDSC and conversion schedules of Evergreen Intermediate Fund. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Evergreen Intermediate Fund that shareholders of Davis Intermediate Fund should know before voting on the Reorganization. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated January 20, 2000, relating to this Prospectus/Proxy Statement and the Reorganization which includes the financial statements of Davis Intermediate Fund dated March 31, 1999 and September 30, 1999 and of Evergreen Intermediate Fund dated June 30, 1999, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Intermediate Fund at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling the Fund toll-free at 1-800-343-2898.

The Prospectus of Evergreen Intermediate Fund which pertains to Class A, B, C and Y shares, dated November 1, 1999, and its Annual Report for the fiscal year ended June 30, 1999 are incorporated herein by reference in their entirety, insofar as they relate to Evergreen Intermediate

Fund only and not to any other fund therein. Shareholders of Davis Intermediate Fund will receive, with this Prospectus/Proxy Statement, a copy of the
Prospectus of Evergreen Intermediate Fund. Additional information about Evergreen Intermediate Fund is contained in its Statement of Additional
Information also dated November 1, 1999 which has been filed with the SEC and which is available upon request and without charge by writing to or calling Evergreen Intermediate Fund at the address or telephone number listed in the preceding paragraph.

The two Prospectuses of Davis Intermediate Fund which pertain (i) to Class A, B, and C shares and (ii) to Class Y shares, each dated August 2, 1999, are incorporated herein in their entirety by reference. Copies of the Prospectuses, related Statement of Additional Information dated August 2, 1999, the Annual Report for the fiscal year ended March 31, 1999 and the Semi-Annual Report for the six month period ended September 30, 1999, are available upon request and without charge by writing to Davis Intermediate Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling the Fund toll-free at 1-800-279-0279.

A copy of the Plan is included as Exhibit A to this Prospectus/Proxy Statement.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Prospectus/Proxy Statement are not deposits or obligations of any bank and are not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and involve investment risk, including possible loss of capital.

                                                 TABLE OF CONTENTS



COMPARISON OF FEES AND EXPENSES..........................................8
SUMMARY..................................................................14
Proposed Plan of Reorganization..........................................14
Tax Consequences.........................................................15
Investment Objectives and Investment Strategies of the Funds.............16
Comparative Performance Information......................................16
Management of the Funds..................................................21
Investment Advisers......................................................21
Administrator............................................................22
Portfolio Management.....................................................22
Distribution of Shares...................................................23
Purchase and Redemption Procedures.......................................25
Exchange Privileges......................................................26
Dividend Policy..........................................................26
Risks....................................................................27

REASONS FOR THE REORGANIZATION...........................................29
Agreement and Plan of Reorganization.....................................32
Federal Income Tax Consequences..........................................34
Pro-forma Capitalization.................................................35
Shareholder Information..................................................36

COMPARISON OF INVESTMENT OBJECTIVES AND
   STRATEGIES OF THE FUNDS...............................................38

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..........................40
Forms of Organization....................................................40
Capitalization...........................................................40
Shareholder Liability....................................................41
Shareholder Meetings and Voting Rights...................................41
Liquidation..............................................................42
Liability and Indemnification of Directors or Trustees...................42

ADDITIONAL INFORMATION...................................................43

VOTING INFORMATION CONCERNING THE MEETING................................44

FINANCIAL STATEMENTS AND EXPERTS.........................................46

LEGAL MATTERS............................................................46

OTHER BUSINESS...........................................................46

EXHIBIT A:            Agreement and Plan of  Reorganization..............A-1

EXHIBIT B:            Management's Discussion and Analysis of Evergreen
                      Intermediate Fund Performance.........................B-1

                                          COMPARISON OF FEES AND EXPENSES


The amounts for Class A, B, C and Y shares of Evergreen Intermediate Fund set forth in the following tables and in the examples are based on the expenses of Evergreen Intermediate Fund for the fiscal year ended June 30, 1999 as set forth in the current Prospectus of Evergreen Intermediate Fund as supplemented. Effective February 1, 2000, the CDSC schedule of Evergreen Intermediate Fund's Class C shares was changed. The amounts for Class A, B, C and Y shares of Davis Intermediate Fund set forth in the following tables and in the examples are based on the expenses for Davis Intermediate Fund for the fiscal year ended March 31, 1999 adjusted to reflect a reduction in the management fee as of October 6, 1998 as set forth in the current Prospectuses of Davis Intermediate Fund. The pro forma amounts for Class A, B, C, and Y shares of Evergreen Intermediate Fund are based on what the combined expenses would have been for Evergreen Intermediate Fund for the fiscal year ended June 30, 1999 as restated to reflect the current management fees and shareholder transaction expenses.

The following tables show for Davis Intermediate Fund, Evergreen Intermediate Fund, and Evergreen Intermediate Fund pro forma, assuming consummation of the Reorganization, the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, B, C and Y shares of Evergreen Intermediate Fund and Davis Intermediate Fund.


                                                   Comparison of
                               Davis Intermediate Fund's Class A, B, C and Y shares
                                                                            With
                             Evergreen Intermediate Fund's Class A, B, C and Y shares




                                                                                Davis Intermediate Fund
                                                             Class A         Class B         Class C        Class Y
                                                             -------         -------         -------        -------

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price).....................     4.75%           None            None           None


                                                                             -6-





Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)................     None(1)         4.00% in        1.00% in       None
                                                                             the first       the first
                                                                             year            year and
                                                                             declining       0.00%
                                                                             to 1.00%        thereafter
                                                                             in the
                                                                             sixth year
                                                                             and
                                                                             0.00%
                                                                             thereafter
Annual Fund Operating Expenses (as a
percentage of average daily net assets)
Management Fee(2).......................................     0.55%           0.55%           0.55%          0.55%
12b-1 Fees(3)...........................................     0.18%           1.00%           1.00%          None
Other Expenses..........................................     0.54%           0.56%           0.54%          0.36%
                                                             ----            ----                           ----
Annual Fund Operating Expenses..........................     1.27%           2.11%           2.09%          0.91%
                                                             ====            ====            ====           ====



                                                                              Evergreen Intermediate Fund
                                                             Class A         Class B         Class C        Class Y
                                                             -------         -------         -------        -------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price).....................     3.25%           None            None           None


                                                                             -7-





Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)................     None(1)         5.00% in        2.00% in       None
                                                                             the first       the first
                                                                             year            year,
                                                                             declining       1.00% in
                                                                             to 1.00%        the
                                                                             in the          second
                                                                             sixth year      year and
                                                                             and             0.00%
                                                                             0.00%           thereafter
                                                                             thereafter
Annual Fund Operating Expenses (as a
percentage of average daily net assets)
Management Fee(4).......................................     0.62%           0.62%           0.62%          0.62%
12b-1 Fees(3)...........................................     0.25%           1.00%           1.00%          None
Other Expenses..........................................     0.38%           0.38%           0.38%          0.38%
                                                             ----            ----            ----           ----
Annual Fund Operating Expenses(5).......................     1.25%           2.00%           2.00%          1.00%
                                                             ====            ====            ====           ====


                                       Evergreen Intermediate Fund Pro Forma


                                                             Class A         Class B (6)       Class C (7)        Class Y
                                                             -------         -------           -------            -------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
(as a percentage of offering price).....................     3.25%           None              None               None


                                                                             -8-





Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)................     None(1)         5.00% in          2.00% in the       None
                                                                             the first         first year,
                                                                             year              1.00% in the
                                                                             declining         second year
                                                                             to 1.00% in       and 0.00%
                                                                             the sixth         thereafter
                                                                             year and
                                                                             0.00%
                                                                             thereafter
Annual Fund Operating Expenses (as a
percentage of average daily net assets)
Management Fee..........................................     0.53%           0.53 %            0.53%              0.53%
12b-1 Fees(3)...........................................     0.25%           1.00%             1.00%              None
Other Expenses..........................................     0.45%           0.45%             0.45%              0.45%
                                                             ----            ----              ----               ----
Annual Fund Operating Expenses(8).......................     1.23%           1.98%             1.98%              0.98%
                                                             ====            ====              ====               ====

------------------------------
(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% (0.75% in the case of Davis Intermediate Fund) upon redemption within one year after the month of purchase.
(2) On October 6, 1998 the Management Fee for Davis Intermediate Fund was reduced to 0.55%. Annual Operating Expenses for the Fund have been restated to reflect current fees.
(3) Class A shares of Evergreen Intermediate Fund can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets. Class A shares of Davis Intermediate Fund can pay up to 0.25% of average daily net assets as a 12b-1 fee. The current effective rate is 0.18% of average daily net assets.
(4) After waivers, Evergreen Intermediate Fund's Management Fee is 0.47%. These waivers may be modified or canceled at any time.
(5) After waivers, Annual Fund Operating Expenses for the Evergreen Intermediate Fund's Class A, B, C and Y shares were 1.10%, 1.85%, 1.85% and 0.85%, respectively, for the fiscal year ended June 30, 1999.
(6) Class B shares of Evergreen Intermediate Fund received in the Reorganization will be subject to the schedule of CDSCs currently applicable to Class B shares of Davis

         Intermediate Fund and not to the schedule of CDSCs applicable to Class B shares of Evergreen Intermediate Fund. Class B shares of Evergreen Intermediate Fund purchased subsequent to the Reorganization will be subject to the Evergreen Intermediate Fund's schedule of CDSCs.
(7) Class C shares of Evergreen Intermediate Fund received in the Reorganization will be subject to the schedule of CDSCs currently applicable to Class C shares of Davis Intermediate Fund and not the schedule of CDSCs applicable to Class C shares of Evergreen Intermediate Fund. Class C shares of Evergreen Intermediate Fund purchased subsequent to the Reorganization will be subject to Evergreen Intermediate Fund's schedule of CDSCs.
(8) In connection with the Reorganization, the investment adviser to Evergreen Intermediate Fund has contractually agreed for a period of at least two years to limit the Annual Fund Operating Expenses as follows:
         1.16%,  1.91%,  1.91%  and  0.91%  for  Class  A,  B,  C and Y  shares, respectively.

Examples: The following tables show for Davis Intermediate Fund, for Evergreen Intermediate Fund and for Evergreen Intermediate Fund pro forma, assuming consummation of the Reorganization, examples of the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $10,000 investment in each class of shares for the periods specified, assuming (i) a 5% annual return and (ii) redemption at the end of such period. For Class B and C shares, the tables also show the effect if the shares are not redeemed. In the case of Evergreen Intermediate Fund pro forma, the examples for Class B and C shares reflect, as described in footnotes 6 and 7 above, the CDSC schedules applicable to Class B and C shares, respectively, of Davis Intermediate Fund and, with respect to Class B shares, the conversion to Class A after eight years in accordance with the schedules applicable to Class B shares of Davis Intermediate Fund. All tables assume reinvestment of dividends and capital gain distributions.


                                              Davis Intermediate Fund



                                               One Year        Three Years        Five Years        Ten Years
                                               --------        -----------        ----------        ---------

Class A shares                                 598             859                1,139             1,936
Class B shares (assuming                       614             961                1,334             2,227
redemption at the end of the period)
Class B shares (assuming no                    214             661                1,134             2,227
redemption at the end of the period)
Class C shares (assuming                       312             655                1,124             2,421
redemption at the end of the period)


                                                                            -10-





Class C shares (assuming no                    212             655                1,124             2,421
redemption at the end of the period)
Class Y shares                                 93              290                504               1,120




                                            Evergreen Intermediate Fund


                                               One Year        Three Years        Five Years        Ten Years
                                               --------        -----------        ----------        ---------
Class A shares                                 448             709                989               1,787
Class B shares (assuming                       703             927                1,278             2,043
redemption at the end of the period)
Class B shares (assuming no                    203             627                1,078             2,043
redemption at the end of the period)
Class C shares (assuming                       303             627                1,078             2,327
redemption at the end of the period)
Class C shares (assuming no                    203             627                1,078             2,327
redemption at the end of the period)
Class Y shares                                 102             318                552               1,225


                                                      Evergreen Intermediate Fund
                                                                 Pro Forma


                                               One Year        Three Years        Five Years        Ten Years
                                               --------        -----------        ----------        ---------
Class A shares                                 446             703                979               1,765
Class B shares (assuming                       601             921                1,268             2,113
redemption at the end of the period)
Class B shares (assuming no                    201             621                1,068             2,113
redemption at the end of the period)


                                                                            -11-





Class C shares (assuming                       301             621                1,068             2,306
redemption at the end of the period)
Class C shares (assuming no                    201             621                1,068             2,306
redemption at the end of the period)
Class Y shares                                 100             312                542               1,201


The purpose of the foregoing examples is to assist Davis Intermediate Fund shareholders in understanding the various costs and expenses that an investor in Evergreen Intermediate Fund, as a result of the Reorganization, would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in Davis Intermediate Fund. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown.

                                                                         SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of Evergreen Intermediate Fund dated November 1, 1999, the Prospectuses of Davis Intermediate Fund dated August 2, 1999 (which are incorporated herein by reference), and the Plan, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Plan of Reorganization

The Plan provides for the transfer of all of the assets of Davis Intermediate Fund in exchange for shares of Evergreen Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund. The identified liabilities consist only of those liabilities reflected on the Fund's statement of assets and liabilities determined immediately preceding the Reorganization. The Plan also calls for the distribution of shares of Evergreen Intermediate Fund to Davis Intermediate Fund shareholders in liquidation of Davis Intermediate Fund as part of the Reorganization. As a result of the Reorganization, the holders of Davis Intermediate Fund Class A, B, C and Y shares will become the owners of that number of full and fractional Class A, B, C and Y shares, respectively, of Evergreen Intermediate Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholders' shares of Davis Intermediate Fund as of the close of business immediately prior to the date that Davis Intermediate Fund's assets are exchanged for shares of Evergreen Intermediate Fund. See "Reasons for the Reorganization - Agreement and Plan of Reorganization."

The Directors of Davis Intermediate Investment Grade Bond Fund, Inc., including the Directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), have concluded that the Reorganization would be in the best interests of shareholders of Davis Intermediate Fund, and that the interests of the shareholders of Davis Intermediate Fund will not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of Davis Intermediate Fund's shareholders.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL BY SHAREHOLDERS OF DAVIS INTERMEDIATE FUND OF THE PLAN EFFECTING THE REORGANIZATION.

The Trustees of Evergreen Fixed Income Trust have also approved the Plan and, accordingly, Evergreen Intermediate Fund's participation in the Reorganization.

Approval of the Reorganization on the part of Davis Intermediate Fund will require the affirmative vote of a majority of the dollar value (each dollar of net asset value per share is entitled to one vote ) of Davis Intermediate Fund's shares outstanding and entitled to vote. All classes will vote together as a single class at a Meeting at which a quorum of the Fund's shares is present. A majority of the dollar value of the outstanding shares, represented in person or by proxy, is required to constitute a quorum at the Meeting. See "Voting Information Concerning the Meeting."

If approved by shareholders of the Fund, it is currently contemplated that the Reorganization will become effective on or about the close of business on March 17, 2000. However, the Reorganization may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Reorganization not be satisfied at that time. Notwithstanding prior shareholder approval, the Plan may be terminated at any time prior to its implementation by the mutual agreement of the parties thereto.

If the shareholders of Davis Intermediate Fund do not vote to approve the Reorganization, the Directors will consider other possible courses of action in the best interests of shareholders.

Tax Consequences

Prior to or at the completion of the Reorganization, Davis Intermediate Fund will have received an opinion of KPMG LLP that the Reorganization has been structured so that no gain or loss will be recognized by the Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of Evergreen Intermediate Fund in the Reorganization. The holding period and aggregate tax basis of shares of Evergreen Intermediate Fund that are received by Davis Intermediate Fund's shareholders will be the same as the holding period and aggregate tax basis of shares of the Fund previously held by such shareholders, provided that shares of the Fund are held as capital assets. In addition, the holding period and tax basis of the assets of Davis Intermediate Fund in the hands of Evergreen Intermediate Fund as a result of the Reorganization will be the same as in the hands of the Fund immediately prior to the Reorganization, and no gain or loss will be recognized by Evergreen Intermediate Fund upon the receipt of the assets of the Fund in exchange for shares of Evergreen Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund.

Investment Objectives and Investment Strategies of the Funds

The investment objectives and investment strategies of Evergreen Intermediate Fund are similar to those of Davis Intermediate Fund. Evergreen Intermediate Fund seeks current income by investing primarily in a broad range of investment grade debt securities. As a secondary objective, the Fund seeks to protect capital. Where appropriate, the Fund will take advantage of opportunities to realize capital appreciation. The Fund seeks current income by normally investing at least 80% of its assets in debt securities including U.S. Treasury bills, notes, and bonds; mortgage-backed securities (issued by the U.S. government, its agencies or instrumentalities or by private issuers); corporate debt securities; and commercial paper. Up to 25% of the Fund's assets may be invested in high yield, high risk, or below investment-grade, securities ("junk bonds") having a rating range of BB to CCC by Standard and Poor's Rating Services ("S&P") and Fitch IBCA, Inc. ("Fitch") and Ba to Caa by Moody's Investors Service, Inc. ("Moody's"). The Fund currently expects that the dollar-weighted average maturity of its investments will range from three to seven years. However, the Fund may invest in securities with remaining maturities of ten years or less. The Fund may invest up to 50% of its assets in securities that are primarily traded in securities markets located outside the United States.

         The investment objective of Davis Intermediate Fund is primarily to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective. Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated investment grade debt securities, including corporate bonds and debt issued by the U.S. government, its agencies and instrumentalities. The Fund invests primarily in a broad range of investment grade corporate bonds. The Fund may also invest up to 35% of its total assets in high yield, high risk securities. Under normal market conditions, the Fund maintains an average maturity of five to ten years. The Fund may invest in foreign securities provided such securities are denominated in U.S. dollars.

See "Comparison of Investment Objectives and Strategies of the Funds" below.

Comparative Performance Information

Discussions of the manner of calculation of total return are contained in the respective Prospectuses and Statements of Additional Information of the Funds. Past performance is not an indication of future results. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

The charts below show the percentage gain or loss in each of the past ten calendar years for Class A shares of Davis Intermediate Fund and Evergreen Intermediate Fund. They should give you a general idea of how each Fund's return has varied from year-to-year. Note that prior to October 6, 1998, the Davis Intermediate Fund invested primarily in high yield, high risk debt securities. Beginning on October 6, 1998, the Fund began investing primarily in intermediate investment grade debt securities. Both the bar chart and table for Davis Intermediate Fund include the results of investing principally in high yield, high risk debt securities rather than in intermediate investment grade debt securities.

The graphs include the effects of Fund expenses, but not sales charges. Returns would be lower if any applicable sales charges were included. The return for the other classes of shares offered by this Prospectus/Proxy Statement will differ from the Class A returns shown in the chart, depending on the expenses of that class.



                      Year-by-Year Total Return for Class A Shares of Davis Intermediate Fund


30%
25%
20%                 20.63%       23.37%
15%                                            17.41%
10%                                                                      11.10%                    10.41%
 5%                                                                                   7.81%
 0%                                                         1.63%
-5%                                                                                                                          (2.47)%
-10%                                                                                                             (8.67)%
-15%
-20%   (16.07%)

       90           91           92            93           94           95           96           97            98          99


Best Quarter:              9.93%            1st Quarter 1992
Worst Quarter:             (12.30)%         4th Quarter 1990
----------------


                    Year-by-Year Total Return for Class A Shares of Evergreen Intermediate Fund


30%
25%
20%
15%                16.78%
10%                                           9.29%                     14.46%                    8.46%
 5%    5.89%                    8.13%                                                4.93%                      6.80%
 0%                                                                                                                           -2.40%
-5%                                                       -3.23%
-10%
-15%

       90          91           92            93          94            95           96           97            98            99


Best Quarter:              5.86%            3rd Quarter 1992
Worst Quarter:             -2.36%           1st Quarter 1994
-------------------

         The next table lists each Fund's average annual return of Class A, Class B, Class C and Class Y shares for the 1-year period, 5-year period, 10-year period, if applicable, and since inception (through 12/31/99), including any applicable sales charges for Class A, B and C shares. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of the table you can compare Evergreen Intermediate Fund's performance with the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Brothers Intermediate Bond Index") and Davis Intermediate Fund's performance with the Merrill Lynch U.S. Corporate Five to Ten Year Index ("Merrill Lynch Intermediate Index") and the Salomon Brothers Long-Term High Yield Index ("Salomon Brothers High Yield Index"). The Lehman Brothers
Intermediate Bond Index is an unmanaged index based on all publicly issued intermediate government and corporate debt securities with an average maturity of one to five years. The Merrill Lynch Intermediate Index is an unmanaged market capitalization weighted index including fixed-coupon domestic investment grade corporate bonds with at least $150 million par amount outstanding. Maturities for all bonds are greater than or equal to five years and less than ten years. The Salomon Brothers High Yield Index is an unmanaged index which measures the performance of below investment grade corporate bonds issued in the United States. An index does not include transaction costs associated with buying and selling securities nor any management fees. It is not possible to directly invest in an index.



                                            Average Annual Total Return
                            of Davis Intermediate Fund and Evergreen Intermediate Fund


                                 Inception                                                            Performance
                                 Date of                                                              Since
                                 Class             1 Year            5 Year          10 Year          4/14/87
                                 -----------       -------           -------         --------         -------

Evergreen
Intermediate Fund(1)
Class A shares                   2/13/87           (5.61)%           5.60%           6.39%            5.73%
Class B shares                   2/1/93            (7.91)%           5.15%           6.17%            5.57%
Class C shares                   2/1/93            (4.15)%           5.47%           6.17%            5.57%
Class Y shares                   1/26/98           (2.16)%           4.34%           6.41%            6.05%
Lehman Brothers
Intermediate Bond
Index                                              0.39%             7.10%           7.26%            7.59%*


--------------------------------
*        Performance since 4/30/87.


                                 Inception                                                             Performance
                                 Date of                                                               Since
                                 Class             1 Year            5 Year          10 Year           Inception
                                 -----------       ------            ------          -------           ---------
Davis Intermediate
Fund
Class A shares                   5/29/80           (7.08)%           2.33%           5.27%             7.19%
Class B shares                   12/5/94           (6.92)%           2.10%                 N/A         2.29%
Class C shares                   8/12/97           (3.90)%                N/A             N/A          (3.73)%
Class Y shares                   3/20/97           (2.02)%               N/A              N/A          (1.01)%
Merrill Lynch
Intermediate Index                                 (2.16)%           7.95%           8.29%             10.25%*
Salomon Brothers High
Yield Index                                        0.27%             12.46%          12.47%            12.41%*

---------------------------------

*        Performance since 5/31/80.

(1) Historical performance shown for Classes B, C and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

Important information about Evergreen Intermediate Fund is also contained in management's discussion of Evergreen Intermediate Fund's performance, attached hereto as Exhibit B. This information also appears in Evergreen Intermediate Fund's most recent Annual Report.

Management of the Funds

The overall management of Evergreen Intermediate Fund and of Davis Intermediate Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Fixed Income Trust and the Board of Directors of Davis Intermediate Investment Grade Bond Fund, Inc., respectively.

Investment Advisers

Evergreen Investment Management Company ("EIMC") serves as the investment adviser for Evergreen Intermediate Fund. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is an indirect subsidiary of First Union National Bank ("FUNB") which is itself a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States based on total assets as of September 30, 1999. FUNB and its affiliates manage the Evergreen family of mutual funds with assets of approximately $80 billion as of December 31, 1999.

EIMC manages investments and supervises the daily business affairs of Evergreen Intermediate Fund subject to the authority of the Trustees. Effective January 3, 2000, EIMC is entitled to receive from Evergreen Intermediate Fund an annual fee of 2.00% of gross dividend and interest income, plus the following:



         Average Daily Net                         Fee
              Assets
First $100 million                                0.41%
Next $100 million                                 0.36%

Next $100 million                                 0.31%
Next $100 million                                 0.26%
Next $100 million                                 0.21%
Over $500 million                                 0.16%
----------------------------------- ---------------------------------


Davis Selected Advisers, LP ("DSA") serves as the investment adviser for Davis Intermediate Fund. As investment adviser, DSA has overall responsibility for management of the Fund and its daily business affairs. For its services as investment adviser, DSA is entitled to receive a fee at an annual rate of 0.55% of the Fund's average daily net assets. DSA's address is 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706.

Each investment adviser may, at its discretion, reduce or waive its fee or reimburse a Fund for certain of its other expenses in order to reduce its expense ratios. Each investment adviser may reduce or cease these voluntary waivers and reimbursements at any time.

Administrator

Evergreen Investment Services, Inc. ("EIS") serves as administrator to Evergreen Intermediate Fund, subject to the supervision and control of the Evergreen Fixed Income Trust's Board of Trustees. EIS provides the Fund with facilities, equipment and personnel and is entitled to receive an annual fee from the Fund at a rate of 0.10% of the Fund's average daily net assets.

DSA provides certain administrative services at cost to Davis Intermediate Fund for which it is reimbursed by the Fund.

Portfolio Management

David J. Bowers, CFA, has been the portfolio manager of the Evergreen Intermediate Fund since January 1999. Mr. Bowers has been a Vice President and portfolio manager on the High Grade Bond Team at EIMC since January 1999. Prior to his appointment as portfolio manager of the Fund, Mr. Bowers served as an associate analyst specializing in investment grade corporate bonds since June 1995. Prior to that, he was a senior managing accountant with EIMC. Mr. Bowers has been at EIMC since 1987.

Distribution of Shares

Evergreen Distributor, Inc. ("EDI"), an affiliate of BISYS Fund Services, acts as underwriter of Evergreen Intermediate Fund's shares. EDI distributes the Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. Evergreen Intermediate Fund offers Class A, B, C and Y shares. Each class has separate distribution arrangements. (See "Distribution-Related and Shareholder Servicing-Related Expenses" below.) No class bears the distribution expenses relating to the shares of any other class.

In the proposed Reorganization, Davis Intermediate Fund Class A, B, C and Y shareholders will receive Evergreen Intermediate Fund Class A, B, C or Y shares, respectively. Each Class of Evergreen Intermediate Fund shares has similar arrangements with respect to the imposition of Rule 12b-1 distribution and service fees as the identically designated class of Davis Intermediate Fund shares. Because the Reorganization will be effected at net asset value without the imposition of a sales charge, Evergreen Intermediate Fund shares acquired by shareholders of Davis Intermediate Fund pursuant to the proposed Reorganization will not be subject to any new initial sales charges or CDSC as a result of the Reorganization. However, Class B and C shares acquired as a result of the Reorganization would continue to be subject to a CDSC upon subsequent redemption to the same extent as if shareholders had continued to hold their shares of Davis Intermediate Fund. The CDSC schedules applicable to the Class B and C shares of Evergreen Intermediate Fund received in the Reorganization will be the CDSC schedules of Class B and C shares, respectively, of Davis Intermediate Fund in effect at the time Class B and C shares of Davis Intermediate Fund were originally purchased. Class B shares of Evergreen Intermediate Fund received in the Reorganization will automatically convert to Class A shares after eight years after the month of initial purchase in accordance with the terms of conversion applicable to Class B shares of Davis Intermediate Fund rather than in seven years after the month of purchase in accordance with the conversion terms applicable to Class B shares of Evergreen Intermediate Fund. Subsequent purchases of Class B and C shares of Evergreen Intermediate Fund will be subject to the CDSC and conversion schedules (with respect to Class B shares) of Evergreen Intermediate Fund.

The following is a summary description of charges and fees for Evergreen Intermediate Fund Class A, B, C and Y shares which will be received by Davis Intermediate Fund shareholders in the Reorganization. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in the Evergreen Intermediate Fund Prospectus and the Davis
Intermediate Fund Prospectuses and in each Fund's Statement of Additional Information.

NO FRONT-END OR CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED ON ANY OF THE SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION.

Class A Shares. Class A Shares are sold at net asset value plus an initial sales charge and, as indicated below, are subject to distribution-related fees. The initial maximum sales charges applicable to purchases of Class A shares is 3.25%. No initial sales charge will be imposed on

Class A shares of Evergreen Intermediate Fund received by Davis Intermediate Fund's shareholders in the Reorganization. Subsequent purchases of Class A shares will be subject to initial sales charges. For further discussion of the initial sales charges applicable to purchases of Class A shares, see "How to Choose the Share Class that Best Suits You" in the Prospectus of Evergreen Intermediate Fund.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a CDSC, which ranges from 5% to 1%, if shares are redeemed during the first six years after the month of purchase. In addition, Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares issued in the Reorganization will automatically convert to Class A shares after eight years after the month of initial purchase in accordance with the terms of conversion applicable to Class B shares of Davis Intermediate Fund rather than in seven years after the month of purchase in accordance with the conversion terms applicable to Class B shares of Evergreen Intermediate Fund. For purposes of determining when Class B shares issued in the Reorganization to shareholders of Davis Intermediate Fund will convert to Class A shares, such shares will be deemed to have been purchased as of the date Class B shares of Davis Intermediate Fund were originally purchased.

Class B shares are subject to higher distribution-related fees than the corresponding Class A shares on which a front-end sales charge is imposed (until they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

Class C Shares. Class C shares are sold without initial sales charges and are subject to distribution-related and shareholder servicing-related fees. Class C shares are subject to a 2.00% CDSC if such shares are redeemed during the month of purchase and the 12-month period following the month of purchase and to a 1.00% CDSC if such shares are redeemed during the second 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution-related and shareholder servicing- related fees than Class A shares, and do not convert to any other class of shares.

Class Y Shares. Class Y shares are sold at net asset value without any initial or deferred sales charge and are not subject to distribution-related or shareholder servicing-related fees. Class Y shares are only available to certain classes of investors as is more fully described in the Prospectus of Evergreen Intermediate Fund. Davis Intermediate Fund shareholders who receive Evergreen Intermediate Fund Class Y shares in the Reorganization and who wish to make subsequent purchases of Evergreen Intermediate Fund will be able to purchase Class Y shares.

Additional information regarding the classes of shares of the Funds are included in their respective Prospectuses and Statements of Additional Information.

Distribution-Related and Shareholder Servicing-Related Expenses. Evergreen Intermediate Fund has adopted a Rule 12b-1 Plan with respect to its Class A shares under which the Class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of average daily net assets attributable to the Class. Payments with respect to Class A shares are currently limited to 0.25% of average daily net assets attributable to the Class. This amount may be increased to the full plan rate for the Fund by the Trustees without shareholder approval at any time, although there is no intention or expectation that the rate at which payments are made under the plan will be increased.

Davis Intermediate Fund has adopted a Rule 12b-1 Plan with respect to its Class A shares under which the Class may pay for distribution and shareholder servicing-related expenses at an annual rate of up to 0.25% of the average daily net assets attributable to the Class. Payments with respect to Class A shares are currently payable at the rate of 0.18% of average daily net assets attributable to the Class.

Both Funds have adopted a Rule 12b-1 Plan with respect to their Class B and Class C shares, respectively, under which the Class may pay for distribution-related and shareholder servicing- related expenses at an annual rate which may not exceed 1.00% of average daily net assets attributable to the Class.

The Class B and Class C Rule 12b-1 Plans of Evergreen Intermediate Fund provide that, of the total 1.00% 12b-1 fee, up to 0.25% may be for payment in respect of shareholder services. Consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc.,
following the Reorganization Evergreen Intermediate Fund may make distribution-related and shareholder servicing-related payments with respect to Fund shares sold prior to the Reorganization including payments to Davis Intermediate Fund's former underwriter.

Neither Evergreen Intermediate Fund nor Davis Intermediate Fund has adopted a Rule 12b-1 Plan or a shareholder servicing plan with respect to its Class Y shares. A Rule 12b-1 Plan can only be adopted with shareholder approval.

Additional  information  regarding  the Rule 12b-1 Plans adopted by the Funds is
included  in  their   respective   Prospectuses  and  Statements  of  Additional
Information.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related and shareholder servicing-related fees is provided above. Investments in the Funds are not insured. The minimum initial purchase requirement for regular accounts for both Funds is $1,000. There is no minimum for subsequent purchases of shares of Evergreen Intermediate Fund. The minimum for subsequent purchases of Davis Intermediate Fund is $25. Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in the respective Prospectuses for each Fund. Each Fund may involuntarily redeem shareholders' accounts if the account balance falls below $1,000 in the case of Evergreen Intermediate Fund and below $250 in the case of Davis Intermediate Fund (as a result of a redemption or exchange). All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

Class A, B, C, and Y shareholders of either Fund generally may exchange their shares for shares of the same class of any other Davis Fund (in the case of Davis Intermediate Fund shares) or Evergreen Fund (in the case of Evergreen Intermediate Fund shares). Evergreen Intermediate Fund limits exchanges to five per calendar year and three per calendar quarter. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another Davis Fund or Evergreen Fund must amount to at least $1,000. The Evergreen Fund family for which this exchange privilege is available currently consists of approximately 60 funds including 24 equity funds, 20 fixed income funds and 16 money market funds. These funds have different investment objectives and policies. The current exchange privileges, and the requirements and limitations attendant thereto, are described in the Funds' respective Prospectuses and Statements of Additional Information.

Dividend Policy

Davis Intermediate Fund declares and pays dividends monthly. Dividends are paid from estimated net investment income and short-term capital gains on investments. Evergreen Intermediate Fund distributes dividends from its net investment income (the dividends, interest and other income on the securities in which it invests) monthly and any short-term capital gains annually. Distributions of any net realized long-term gains of each Fund will be made at least annually. Shareholders begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash as a shareholder has elected. See the respective Prospectuses of the Funds for further information concerning dividends and distributions.

After the Reorganization, shareholders of Davis Intermediate Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from Evergreen Intermediate Fund reinvested in shares of Evergreen Intermediate Fund. Shareholders of Davis Intermediate Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from Evergreen Intermediate Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of Evergreen Intermediate Fund.

Each of Evergreen Intermediate Fund and Davis Intermediate Fund has qualified, and intends to continue to qualify in the future, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its net investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Risks

Because  the  investment  objectives  and  investment  strategies  of  Evergreen
Intermediate Fund are similar to those of Davis Intermediate Fund, the risks associated with the particular investment policies and strategies that each Fund are authorized to employ also are similar. There is no assurance that investment performance will be positive and that the Funds will meet their investment objectives. For a discussion of each Fund's objectives and policies, see "Comparison of Investment Objectives and Strategies of the Funds."

Each Fund invests in debt securities. The main risks of investing in debt securities are:

Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. Since the Funds both invest substantially all of their portfolios in debt securities, if interest rates rise, then the value of a shareholder's investment in the Funds may decline. When interest rates go down, interest earned by the Funds on their debt securities may also decline, which could cause the Funds to reduce the dividends they pay. Davis Intermediate Fund attempts to manage its interest rate sensitivity by maintaining an average maturity of between five and ten years. Evergreen Intermediate Fund attempts to manage its interest rate sensitivity by maintaining an average maturity of between three and seven years. At September 30, 1999, the average maturity of Evergreen Intermediate Fund's portfolio securities was 7.4 years and the average maturity of Davis Intermediate Fund's portfolio securities was 8.2 years.

Credit Risk. The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. Since the Funds invest in debt securities, the value of a shareholder's investment in the Funds may decline if an issuer fails to pay an obligation on a timely basis.

Below Investment Grade Security Risk. Below investment grade securities are commonly referred to as "junk bonds" or high yield, high risk securities because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade securities, causing sudden and steep declines in value.

In addition, issuers of below investment grade securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the below investment grade securities; an issuer must be current on its senior obligations before it can pay lower-ranking obligations. In addition, some of the other debt may be secured by the issuer's primary assets. If the issuer defaults on those other debts, the lenders may seize their collateral -- possibly forcing the issuer into bankruptcy. Furthermore, such securities may also be difficult to resell because many investors do not want below investment grade securities, and others are prohibited from buying them.

Below investment grade securities are also subject to call or income risk, which is the possibility that securities with high interest rates will be prepaid (or called) by the issuer prior to maturity during periods of falling interest rates. This would require a Fund to invest the resulting proceeds elsewhere at generally lower interest rates.

Changes in Debt Rating. If a rating agency gives a security a low rating, the value of the security will decline because investors will demand a higher rate of return. Neither Fund is required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it.

Mortgage-Backed Securities Risk. Each Fund may invest in mortgage-backed and asset-backed securities. Early repayment of the mortgages or other collateral underlying these securities may expose a Fund to a lower rate of return when it reinvests the principal. The rate of prepayments will affect the price and volatility of the mortgage-backed security and may have the effect of shortening or extending the effective maturity beyond what the Fund anticipated at the time of purchase. In addition, asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Foreign Investment Risk. If either Fund invests in non-U.S. securities it could be exposed to certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. The foreign debt securities in which the Davis Intermediate Fund may invest will be denominated in U.S. dollars. Evergreen Intermediate Fund may invest in foreign securities denominated in foreign currencies. If the value of any foreign currency in which Evergreen Intermediate Fund's investments are denominated declines relative to the U.S. dollar, the value of an investment in the Fund may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

Evergreen Intermediate Fund may engage in foreign currency transactions, therefore the value of the Fund's shares will be affected by changes in exchange rates. To manage this risk the Fund may enter into currency futures contracts and forward currency exchange contracts to hedge exchange rate risk. There is no assurance that the Fund will be successful hedging these risks or that it will not lose money hedging.

Derivatives Risk. Each Fund may invest in derivatives, including options, futures and options on futures. The market values of derivatives or structured securities may vary depending upon the manner in which the investments have been structured and may fluctuate much more rapidly and to a much greater extent than investments in other securities. As a result, the values of such investments may change at rates in excess of the rates at which traditional fixed income securities change and, depending on the structure of a derivative, could change in a manner opposite to the change in the market value of a traditional fixed income security.

                                          REASONS FOR THE REORGANIZATION

On November 19, 1999, EIMC, DSA, and Venture Advisors, Inc., DSA's sole general partner, executed an Asset Purchase Agreement providing for the purchase by EIMC of certain assets of DSA and Venture Advisors, Inc. relating to the Davis
Intermediate Fund (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, EIMC agreed to purchase from DSA certain assets including books and records, investment research reports and files, prepaid commissions relating to Class B and C shares, and lists of brokers and financial advisers. For the payment of assets other than deferred commissions, the purchase price will be based on a formula, which when calculated, will total approximately $357,000. For deferred commission assets, the purchase price will be based on book value. DSA also agreed not to engage in certain activities which might be detrimental to EIMC's continued management of Evergreen Intermediate Fund after the Reorganization.

The Evergreen Funds trace their roots to 1932 and EIMC's predecessor launched the first fixed-income mutual funds ever in 1935. Today, FUNB and its affiliates manage over $80 billion in assets for more than 3 million shareholders in over 70 different mutual funds, including 33 bond funds with $12 billion in assets (corporate bond-$5.9 billion, tax free bond-$5.0 billion, and specialty income-$1.0 billion). Evergreen Funds offer a wide array of fixed-income funds, from high quality to high yield, and from taxable to tax exempt, so investors can find well-diversified income funds whatever their goals.

The merger of Davis Intermediate Fund into Evergreen Intermediate Fund, a fund with similar investment policies and objectives, may lead to greater economies of scale, lower expenses and improved investment performance. The Evergreen Funds name may be more successful in attracting continuing shareholder investment. The resulting positive cash flows and resulting increase in net assets from additional shareholders may lead to greater economies of scale, lower expenses and improved investment performance. A positive cash flow from continuing shareholder investments would contribute to the Fund's investment performance by allowing the Fund to take advantage of investment opportunities and invest for the long-term by meeting routine shareholder redemptions from the sale of fund shares rather than by liquidating portfolio securities.

The  Reorganization  is  structured  to comply with the safe harbor  provided by
Section 15(f) of the 1940 Act which provides that in the event of a change of control of an investment adviser, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith under certain conditions. While the Reorganization does not involve a change in control of DSA, following the Section 15(f) conditions provides additional assurance that Davis Intermediate Fund shareholders will be treated fairly.

One condition imposed by Section 15(f) of the 1940 Act is that for three years thereafter, at least 75% of the board of directors of a surviving investment company are not "interested persons" of the company's investment adviser or of the investment adviser of the terminating investment company. The Board of Trustees of Evergreen Fixed Income Trust currently complies with this condition and intends to continue to comply with this condition for a period of three years after the Reorganization.

Another condition is that no "unfair burden" is imposed on the investment company as a result of the transactions or any terms, conditions or understandings applicable to them. The term "unfair burden" is considered under the 1940 Act to include any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser) or any "interested person" of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). Davis Intermediate Investment Grade Bond Fund Inc.'s Board of Directors has been informed by DSA and EIMC that they were not aware of any circumstances relating to the Reorganization that might result in the imposition of an "unfair burden" on Davis Intermediate Fund.

Davis Intermediate Investment Grade Bond Fund, Inc.'s Board of Directors considered the proposed Reorganization at meetings held on September 24, 1999 and December 7, 1999 at which the Directors reviewed and discussed materials supplied by DSA and EIMC, and met with representatives of EIMC. The Directors relied upon counsel to the Independent Directors to assist them in their deliberations. The Board of Directors gave final approval to the Reorganization at the December 7, 1999 meeting.

The Board of Directors, including the Independent Directors, determined that the Reorganization is in the best interests of shareholders of Davis Intermediate Fund and that the interests of existing shareholders of Davis Intermediate Fund will not be diluted as a result of the transaction. The Board of Directors evaluated the potential economies of scale associated with larger mutual funds. As of September 30, 1999 Evergreen Intermediate Fund's net assets were approximately $166.2 million and Davis Intermediate Fund's net assets were approximately $41 million.

In approving the Plan, the Board of Directors of Davis Intermediate Investment Grade Bond Fund, Inc. (including the Independent Directors voting separately) considered the following factors, among others:

(i)      The Asset Purchase arrangements;

(ii)     The terms and conditions of the Reorganization;

(iii) The fact that shareholder interests will not be diluted as a result of the Reorganization;

(iv) The expected federal income tax consequences of the Reorganization (the Reorganization is structured to qualify as a tax-free exchange);

(v) The similarity and compatibility of the two Funds' investment objectives and policies;

(vi) The   investment   advisory  and  other  fees  and  expenses  of  Evergreen
     Intermediate Fund and Davis Intermediate Fund;

(vii) The potential economies of scale associated with larger mutual funds and the operational efficiencies that may be achieved by combining Evergreen Intermediate Fund and Davis Intermediate Fund;

(viii)  The  investment  experience,   expertise  and  resources  of  EIMC,  the
        investment adviser for Evergreen Intermediate Fund;

(ix) The service and distribution resources available to the Evergreen Funds and the broad array of investment alternatives available to shareholders of the Evergreen Funds;

(x) The personnel and financial resources of First Union Corporation (the parent of EIMC) and its affiliates;

(xi) The fact that EIMC has contractually agreed for a period of two years to limit the Fund's Annual Operating Expenses (see "Comparison of Fees and Expenses");

(xii) The fact that Evergreen Intermediate Fund will assume the identified liabilities of Davis Intermediate Fund; and

(xiii) The fact that DSA will bear the expenses incurred by Davis Intermediate Fund in connection with the Reorganization and that FUNB will bear the expenses incurred by Evergreen Intermediate Fund in the Reorganization.

After consideration of the factors listed above, together with other factors and information considered to be relevant, Davis Intermediate Investment Grade Bond Fund, Inc.'s Board of Directors unanimously approved the Plan and directed that the Plan be submitted to the shareholders of Davis Intermediate Fund for approval.

         THE DIRECTORS OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND,
          INC. RECOMMEND THAT THE SHAREHOLDERS OF THE FUND APPROVE THE
                            PROPOSED REORGANIZATION.

The Trustees of Evergreen Fixed Income Trust also concluded at a meeting on December 6, 1999 that the proposed Reorganization would be in the best interests of shareholders of Evergreen Intermediate Fund and that the interests of the shareholders of Evergreen Intermediate Fund would not be diluted as a result of the transactions contemplated by the Reorganization.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).

The Plan provides that Evergreen Intermediate Fund will acquire all of the assets of Davis Intermediate Fund in exchange for shares of Evergreen
Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund on or about March 17, 2000 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Davis Intermediate Fund will endeavor to discharge all of its known liabilities and obligations. Evergreen Intermediate Fund will not assume any liabilities or obligations of Davis Intermediate Fund other than those reflected in an unaudited statement of assets and liabilities of Davis Intermediate Fund prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. The aggregate net asset value of the Evergreen Intermediate Fund shares received will equal the aggregate net asset value of each shareholder's Davis Intermediate Fund shares. The number of shares of each class of Evergreen Intermediate Fund received by the shareholders of Davis Intermediate Fund will be determined by multiplying the respective outstanding class of shares of Davis Intermediate Fund by a figure which shall be computed by dividing the net asset value per share of the respective class of shares of Davis Intermediate Fund by the net asset value per share of the respective class of shares of Evergreen Intermediate Fund. Such computations will take place as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

State Street Bank and Trust Company, the custodian for both Funds, will compute the value of Davis Intermediate Fund's portfolio securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Evergreen Intermediate Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of such Rule by the SEC's Division of Investment Management.

At or prior to the Closing Date, Davis Intermediate Fund will have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders (in shares of the Fund, or in cash, as the shareholder has previously elected) all of the Fund's net investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

As soon after the Closing Date as conveniently practicable, Davis Intermediate Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Evergreen Intermediate Fund received by Davis Intermediate Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Fund's shareholders on Evergreen Intermediate Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Evergreen Intermediate Fund due to the Fund's shareholders. All issued and outstanding shares of Davis Intermediate Fund, including those represented by certificates, will be canceled. The shares of Evergreen Intermediate Fund to be issued will have no preemptive or conversion rights. After these distributions and the winding up of its affairs, Davis Intermediate Fund will be terminated.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Davis Intermediate Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel and tax advisers, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of Davis Intermediate Fund's shareholders, the Plan may be terminated (a) by the mutual agreement of Davis Intermediate Fund and Evergreen Intermediate Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or
(ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

The expenses of Davis Intermediate Fund and Evergreen Intermediate Fund in connection with the Reorganization (including the cost of any proxy soliciting agent) will be borne by DSA and FUNB, respectively, whether or not the Reorganization is consummated. No portion of such expenses will be borne directly or indirectly by Davis Intermediate Fund, or Evergreen Intermediate Fund or their shareholders.

If the Reorganization is not approved by shareholders of Davis Intermediate Fund, Davis Intermediate Investment Grade Bond Fund, Inc.'s Board of Directors will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Davis Intermediate Fund will receive an opinion of KPMG LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Reorganization:

 (1) The transfer of all of the assets of Davis Intermediate Fund solely in exchange for shares of Evergreen Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund, followed by the distribution of Evergreen Intermediate Fund's shares by Davis Intermediate Fund in dissolution and liquidation of Davis Intermediate Fund, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and Evergreen Intermediate Fund and Davis Intermediate Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by Davis Intermediate Fund on the transfer of all of its assets to Evergreen Intermediate Fund solely in exchange for Evergreen Intermediate Fund shares and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund or upon the distribution of Evergreen Intermediate Fund's shares to Davis
Intermediate Fund's shareholders in exchange for their shares of Davis Intermediate Fund;

(3) The tax basis of the assets transferred will be the same to Evergreen Intermediate Fund as the tax basis of such assets to Davis Intermediate Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of Evergreen Intermediate Fund will include the period during which the assets were held by Davis Intermediate Fund;

(4) No gain or loss will be recognized by Evergreen Intermediate Fund upon the receipt of the assets from Davis Intermediate Fund solely in exchange for the shares of Evergreen Intermediate Fund and the assumption by Evergreen Intermediate Fund of the identified liabilities of Davis Intermediate Fund;

(5) No gain or loss will be recognized by Davis Intermediate Fund's shareholders upon the issuance of the shares of Evergreen Intermediate Fund to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of Davis Intermediate Fund; and

(6) The aggregate tax basis of the shares of Evergreen Intermediate Fund, including any fractional shares, received by each of the shareholders of Davis Intermediate Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Davis Intermediate Fund held by such shareholder immediately prior to the Reorganization. The holding period of the shares of Evergreen Intermediate Fund, including fractional shares, received by each such shareholder will include the period during which the shares of Davis Intermediate Fund exchanged therefor were held by such shareholder (provided that the shares of Davis Intermediate Fund were held as a capital asset on the Closing Date).

Opinions of tax advisers are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Davis Intermediate Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Fund shares and the fair market value of Evergreen Intermediate Fund shares he or she received. Shareholders of Davis Intermediate Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Davis Intermediate Fund should also consult their tax advisers as to the state and local tax consequences, if any, of the Reorganization.

Any capital loss carryforwards of Davis Intermediate Fund will be available to Evergreen Intermediate Fund to offset capital gains recognized after the Reorganization, subject to limitations imposed by the Code. These limitations provide generally that the amount of loss carryforward which may be used in any year following the closing is an amount equal to the value of all of the outstanding stock of Davis Intermediate Fund immediately prior to the Reorganization, multiplied by a long-term tax-exempt bond rate determined monthly by the Internal Revenue Service. A capital loss carryforward may generally be used without any limit to offset gains recognized during the five year period beginning on the date of the Reorganization on the sale of assets transferred by Davis Intermediate Fund to Evergreen Intermediate Fund pursuant to the Reorganization, to the extent of the excess of the value of any such asset on the Closing Date over its tax basis.

Pro-forma Capitalization

The following table sets forth the capitalizations of Evergreen Intermediate Fund and Davis Intermediate Fund as of December 31, 1999, and the capitalization of Evergreen Intermediate Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.44, 0.44, 0.44 and 0.44 of a Class A, B, C and Y share of Evergreen Intermediate Fund issued for each corresponding Class A, B, C and Y share, respectively, of Davis Intermediate Fund.



                      Capitalization of Davis Intermediate Fund, Evergreen Intermediate Fund
                                    and Evergreen Intermediate Fund (Pro Forma)


                                                                                      Evergreen
                                       Davis                   Evergreen              Intermediate Fund
                                       Intermediate            Intermediate           (After
                                       Fund                    Fund                   Reorganization)
                                       --------------------    ----------------       ---------------

Net Assets
  Class A shares:                      $13,369,469             $88,492,103            $101,861,572
  Class B shares:                      $15,188,073             $  9,514,635           $  24,702,708
  Class C shares:                      $3,394,887              $  4,124,255           $    7,519,142
  Class Y shares:                      $3,750,840              $46,594,815            $  50,345,655
                                        --------------          ---------------         ----------------
Total Net Assets                       $35,703,269             $148,725,808           $184,429,077
Net Asset Value Per
Share
  Class A shares:                      $3.67                   $8.33                  $8.33
  Class B shares:                      $3.64                   $8.33                  $8.33
  Class C shares:                      $3.67                   $8.33                  $8.33
  Class Y shares:                      $3.69                   $8.33                  $8.33
Shares Outstanding
  Class A shares:                      3,638,630               10,617,592             12,220,685
  Class B shares:                      4,167,103                1,141,604              2,962,524
  Class C shares:                      925,251                    494,828                902,471
  Class Y shares:                      1,015,621                5,590,583              6,040,480
                                       ------------            --------------         --------------
All Classes                            9,746,605               17,844,607             22,126,160


The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Shareholder Information

As of January 10, 2000 (the "Record Date"), the following number of each class of shares of Davis Intermediate Fund was outstanding:





                                                                                          Voting Power (one
                                             Number of             Net Asset Value        vote for each $ of
Class of Shares                              Shares                Per Share              NAV)
---------------                              -------------         -------------------    ------------------

  Class A shares:                            3,601,475             $3.63                  13,073,354
  Class B shares:                            3,910,646             $3.60                  14,078,326
  Class C shares:                               709,229            $3.62                    2,567,409
  Class Y shares:                            1,022,082             $3.64                    3,720,379
                                             ---------                                    -----------
All Classes                                  9,243,432                                    33,439,468


As of December 31, 1999, the officers and Directors of Davis Intermediate Investment Grade Bond Fund, Inc. beneficially owned as a group less than 1% of the outstanding shares of Davis Intermediate Fund. To Davis Intermediate Fund's knowledge, the following persons owned beneficially or of record more than 5% of any class of Davis Intermediate Fund's outstanding shares as of December 31, 1999:



                                                                           Percentage of          Percentage of
                                                                           Shares of Class        Shares of
                                                                           Before                 Class After
Name and Address                                    No. of Shares          Reorganization         Reorganization
----------------                                    -------------          --------------         --------------

Class A shares

Merrill Lynch Pierce Fenner & Smith                 221,205                6.08%                  1.81%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

Class B shares

Merrill Lynch Pierce Fenner & Smith                 1,211,704              28.89%                 40.90%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

Class C shares

Merrill Lynch Pierce Fenner & Smith                 308,444                33.34%                 34.18%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484


                                                                            -35-





Class Y shares

Naidot & Co.                                        990,669                97.54%                 16.40%
Bessemer Trust Company
100 Woodbridge Ctr. Drive
Woodbridge, NJ  07095-1125

             COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS

The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, strategies, policies and restrictions set forth in the respective Prospectuses and Statement of Additional Information of the Funds.

The investment objectives, strategies, policies and restrictions of Evergreen Intermediate Fund can be found in the Prospectus of Evergreen Intermediate Fund under the captions "Investment Goal," "Investment Strategy" and "Other Fund Practices" and in the Statement of Additional Information under the captions "Investment Policies" and "Other Securities and Practices."

The investment objectives, policies and restrictions of Davis Intermediate Fund can be found in the Prospectus of the Fund under the caption "Investment Objectives and Strategy" and in the Statement of Additional Information under the captions "Investment Objectives and Policies, " "Other Investment Policies," and "Investment Restrictions."

The investment objectives of Davis Intermediate Fund are fundamental and may only be changed by a vote of shareholders. The investment objectives of Evergreen Intermediate Fund are non- fundamental and can be changed by the Board of Trustees without shareholder approval.

The investment objectives and investment strategies of Evergreen Intermediate Fund are similar to those of Davis Intermediate Fund. Evergreen Intermediate Fund seeks current income by investing primarily in a broad range of investment quality debt securities. As a secondary objective, the Fund seeks to protect capital. Where appropriate, the Fund will take advantage of opportunities to realize capital appreciation. Davis Intermediate Fund seeks primarily to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective.

Each Fund pursues its investment objectives as follows:

Evergreen Intermediate Fund. Evergreen Intermediate Fund normally invests at least 80% of its assets in debt securities including U.S. Treasury bills, notes and bonds; mortgage-backed securities (issued by the U.S. government, its agencies or instrumentalities or by private issuers); corporate debt securities; and commercial paper. The Fund's debt securities may also include fixed and adjustable-rate or stripped bonds, debentures, notes, equipment trust certificates and debt securities convertible into, or exchangeable for, preferred or common stock. The Fund may also invest in units, which are debt securities with stock or warrants to buy stock attached, and preferred stock.

Under ordinary circumstances, the Fund expects to invest at least 65% of its assets in bonds and debentures. The Fund will invest in investment grade securities that, at the time of investment, are rated within the four highest grades by S&P, Moody's or Fitch, or if not rated or rated under a different system, are of comparable quality to obligations so rated, as determined by its investment adviser. The Fund may invest up to 25% of its assets in below-investment grade securities having a rating range of BB to CCC by S&P and Fitch and Ba to Caa by Moody's or, if unrated or rated under a different system, believed by its investment adviser to be of comparable quality.

The Fund may also invest up to 50% of its assets in securities that are principally traded in securities markets located outside the United States. The Fund may invest in foreign securities or securities denominated in or indexed to foreign currencies.

The Fund currently expects that the dollar weighted average maturity of its investments will range from three to seven years. However, the Fund may invest in securities with remaining maturities of ten years or less. When purchasing securities, the Fund considers the ratings of S&P, Moody's and Fitch, as well as the preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Fund will adjust its investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Fund may sell one security and purchase another security of comparable quality and maturity to take advantage of what it believes to be short-term differentials in market values or yield disparities.

The Fund may invest up to 20% of its assets under ordinary circumstances in high quality money market instruments including commercial paper, notes, certificates of deposit or bankers' acceptances, or U.S. government securities.

Davis Intermediate Fund. Under normal market conditions, the Fund invests at least 65% of its total assets in U.S. dollar-denominated investment grade debt securities, including corporate bonds and debt issued by the U.S. government, its agencies and instrumentalities. The Fund invests primarily in a broad range of investment grade corporate bonds. The Fund may also invest up to 35% of its total assets in high yield, high risk securities.

Under normal market conditions, the Fund maintains an average maturity of five to ten years. The Fund will also invest in securities of varying other maturities including short-term (bonds with maturities of less than five years) and long-term (bonds with maturities greater than ten years).

Each Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in a lower return and loss of market opportunity.

Because the two Funds have similar investment objectives and investment strategies, it is not anticipated that the portfolio securities of Davis Intermediate Fund will be sold in significant amounts in order to comply with the policies and investment practices of Evergreen Intermediate Fund.

The characteristics of each investment policy and the associated risks are described in the Funds' respective Prospectuses and Statements of Additional Information. The Funds have other investment policies and restrictions which are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

                      COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Forms of Organization

Evergreen Intermediate Fund is a series of Evergreen Fixed Income Trust, a Delaware business trust. Davis Intermediate Fund is the only series of Davis Intermediate Investment Grade Bond Fund, Inc., a Maryland corporation. Both Evergreen Fixed Income Trust and Davis Intermediate Investment Grade Bond Fund, Inc. are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Evergreen Fixed Income Trust is governed by its Declaration of Trust, By-Laws and a Board of Trustees. Davis Intermediate Investment Grade Bond Fund, Inc. is governed by its Articles of Incorporation, By-Laws, and a Board of Directors. Each entity is also governed by applicable Delaware or Maryland and federal law.

Capitalization

The beneficial interests in Evergreen Intermediate Fund are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share. The beneficial interests in Davis Intermediate Fund are represented by 1 billion authorized shares with a par value of $0.05 per share. Both Evergreen Fixed Income Trust's Agreement and Declaration of Trust and Davis Intermediate Investment Grade Bond Fund Inc.'s Articles of Incorporation permit the respective Boards to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the respective Boards, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the respective Boards. Shareholders of each Fund vote separately, by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class. Shareholders of each Fund vote by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed reorganizations, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than a limited number of states, no similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that Evergreen Fixed Income Trust or a shareholder is subject to the jurisdiction of courts in those states, it is possible that a court may not apply Delaware law, and may thereby subject shareholders of Evergreen Fixed Income Trust to liability. To guard against this risk, the Declaration of Trust of Evergreen Fixed Income Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of Evergreen Fixed Income Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of Evergreen Fixed Income Trust is remote.

Under Maryland corporate law shareholders are not held personally liable for the obligations of the corporation. Similar statutory authority limiting corporate shareholder liability exists in every state within the United States. As a result, shareholders in every jurisdiction should be protected against being held personally liable for the corporation's liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

Shareholder Meetings and Voting Rights

Neither Evergreen Fixed Income Trust on behalf of Evergreen Intermediate Fund nor Davis Intermediate Investment Grade Bond Fund, Inc. on behalf of Davis Intermediate Fund is required to hold annual meetings of shareholders. However, each is required to call a meeting of shareholders for the purpose of electing Trustees or Directors if, at any time, less than a majority of the Trustees or Directors then holding office were elected by shareholders. Neither Fund permits cumulative voting, therefore, the holders of more than 50% of the voting power of the

Fund can elect all of the Trustees or Directors of the Trust or Fund, respectively. Neither Evergreen Fixed Income Trust nor Davis Intermediate Investment Grade Bond Fund, Inc. currently intends to hold regular shareholder meetings.

Except when a larger quorum is required by applicable law, with respect to Evergreen Intermediate Fund, twenty-five percent (25%) of the outstanding shares entitled to vote, and with respect to Davis Intermediate Fund, a majority of the outstanding voting shares entitled to vote constitutes a quorum for consideration of such matter. For either Fund, a majority of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940
Act).

Both Funds provide that each share of the respective Fund will be entitled to one vote for each dollar of net asset value applicable to each share.

Liquidation

In the event of the liquidation of Davis Intermediate Fund or Evergreen Intermediate Fund, the shareholders are entitled to receive, when and as declared by the respective Boards, the excess of the assets belonging to such Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Directors or Trustees

Davis Intermediate Investment Grade Bond Fund Inc.'s Articles of Incorporation provide that a Director shall be liable only for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and shall not be liable for errors of judgment or mistakes of fact or law. Davis Intermediate Investment Grade Bond Fund Inc.'s Articles of Incorporation also provide that Directors and officers are entitled to indemnification against liabilities and expenses with respect to claims related to their position with the corporation unless it has been determined that such Director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under the Declaration of Trust of Evergreen Fixed Income Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee
(i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Fixed Income Trust, the Articles of Incorporation of Davis Intermediate Investment Grade Bond Fund, Inc., Delaware and Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Agreement and Declaration of Trust, Articles of Incorporation, Delaware and Maryland law directly for more complete information.

                                              ADDITIONAL INFORMATION

 Evergreen Intermediate Fund. Information concerning the operation and management of Evergreen Intermediate Fund is incorporated herein by reference from the Prospectus dated November 1, 1999, a copy of which is enclosed, and Statement of Additional Information of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to Evergreen Intermediate Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling the Fund toll-free at 1-800-343-2898.

Davis Intermediate Fund. Information about the Fund is included in its current Prospectuses dated August 2, 1999, and in the Statement of Additional Information of the same date, that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectuses and Statement of Additional Information are available upon request and without charge by writing to Davis Intermediate Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling the Fund toll-free at 1-800-279-0279.

Evergreen Intermediate Fund and Davis Intermediate Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's Regional offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

The SEC maintains a Web site (http://www.sec.gov) that contains each Fund's Statement of Additional Information and other material incorporated by reference herein together with other information regarding Evergreen Intermediate Fund and Davis Intermediate Fund.

                                     VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Directors of Davis Intermediate Investment Grade Bond Fund, Inc. to be used at the Special Meeting of Shareholders to be held at 10:00 a.m., March 17, 2000, at the Fund's offices, 124 East Marcy Street, Santa Fe, New Mexico, 87501, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Davis Intermediate Fund on or about January 28, 2000. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the outstanding voting power (each eligible outstanding share is entitled to one vote for each dollar of net asset value) at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of being counted as votes against the Plan which must be approved by a majority of the outstanding voting power entitled to vote.

 Each share present and entitled to vote shall be accorded one vote for each dollar of net asset value and each fractional share is entitled to a proportionate share of one vote. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of Davis Intermediate Investment Grade Bond Fund, Inc. at the address set forth on the cover of this Prospectus/Proxy Statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Approval of the Plan will require the affirmative vote of a majority of the outstanding voting power entitled to vote, with all classes voting together as a single class at the Meeting at which a quorum of the Fund's shares is present.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone or personal solicitations conducted by officers and employees of EIMC or DSA, their affiliates or other representatives of Davis Intermediate Fund (who will not be paid for their solicitation activities). D.F. King & Co. and its agents have been engaged by Davis Intermediate Fund to assist in soliciting proxies. DSA (and not the Funds) will pay for their proxy soliciting activities.

If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by fax, vote by telephone, vote via the Internet (if applicable) or attend in person. Any proxy given by you is revocable.

In the event that sufficient votes to approve the Reorganization are not received by March 17, 2000, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

A shareholder who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation of Davis Intermediate Investment Grade Bond Fund, Inc. to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of Evergreen
Intermediate Fund which they receive in the transaction at their then-current net asset value. Shares of Davis Intermediate Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Davis Intermediate Fund may wish to consult their tax advisers as to any differing consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

Davis Intermediate Fund does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Davis Intermediate Investment Grade Bond Fund, Inc. at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.

The votes of the shareholders of Evergreen Intermediate Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

               NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR
                                           NOMINEES.

Please advise Davis Intermediate Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                             FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of Evergreen Intermediate Fund as of June 30, 1999 and the financial highlights and financial statements for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in auditing and accounting.

The Annual Report of Davis Intermediate Fund as of March 31, 1999 and the financial highlights and financial statements for the two years then ended, have been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in auditing and accounting.

                                                   LEGAL MATTERS

Certain   legal  matters   concerning   the  issuance  of  shares  of  Evergreen
Intermediate Fund will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                                  OTHER BUSINESS

The Directors of Davis Intermediate Investment Grade Bond Fund, Inc. do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

THE DIRECTORS OF DAVIS INTERMEDIATE INVESTMENT GRADE BOND FUND, INC. RECOMMEND APPROVAL OF THE PLAN, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

January 20, 2000

                                                                 EXHIBIT A

                          AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 7th day of January, 2000, by and between Evergreen Fixed Income Trust, a Delaware business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Trust"), with respect to its Evergreen Intermediate Term Bond Fund series (the "Acquiring Fund"), and Davis Intermediate Investment Grade Bond Fund, Inc., a Maryland corporation with its principal place of business at 124 East Marcy Street, Santa Fe, New Mexico 87501 ("Davis"), with respect to its Davis Intermediate Investment Grade Bond Fund series (the "Selling Fund").

         This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B, Class C and Class Y shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their shares of beneficial interest or shares of common stock, as the case may be;

         WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders;

         WHEREAS, the Directors of Davis have determined that the Selling Fund should exchange all of its assets and the identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the Reorganization or would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         In addition, upon completion of the Reorganization, for purposes of calculating the maximum amount of sales charges (including asset based sales charges) permitted to be imposed by the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap immediately prior to the Reorganization the Aggregate NASD Cap of the Selling

Fund immediately prior to the Reorganization, in each case calculated in accordance with such Rule 2830.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectuses and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Holders of Class A, Class B, Class C and Class Y shares of the Selling Fund will receive Class A, Class B, Class C and Class Y shares, respectively, of the Acquiring Fund.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                                    ARTICLE III

                                             CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about March 17, 2000 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Selling Fund at the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, its transfer agent, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Davis or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.


                                                    ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation that is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Davis' Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited semi-annual financial statements of the Selling Fund at September 30, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 1999 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The financial statements of the Acquiring Fund at June 30, 1999 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since June 30, 1999 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the
Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling

Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.


     5.2 APPROVAL BY SHAREHOLDERS. Davis will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by Davis' President or Vice President and Treasurer.

         5.7 CAPITAL LOSS CARRYFORWARDS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquiring Fund and the Selling Fund shall cause KPMG LLP to issue a letter addressed to the Acquiring Fund and the Selling Fund, in form and substance satisfactory to the Funds, setting forth the federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice

President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a Delaware business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate investment series of a Delaware business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

                  (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only  insofar as they relate to the  Acquiring  Fund,  the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (g) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of the Trust's officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Acquiring Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Acquiring Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to the information relating to the Selling Fund, contained in the Prospectus/Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of Davis and the Selling Fund.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

         In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Davis' President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Davis.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of D'Ancona & Pflaum, LLC, counsel to the Acquiring Fund, in a form satisfactory to the Acquiring Fund covering the following points:

                  (a) The Selling Fund is a separate investment series of a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Maryland corporation registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Davis' Articles of Incorporation or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the

Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and government proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To  the  knowledge  of  such  counsel,  no  litigation  or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is neither a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such counsel shall also state that they have participated in conferences with officers and other representatives of the Selling Fund at which the contents of the Prospectus/Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Prospectus/Proxy Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of Davis' officers and other representatives of the

Selling Fund), no facts have come to their attention that lead them to believe that the Prospectus/Proxy Statement as of its date, as of the date of the meeting of the shareholders of the Selling Fund, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Selling Fund or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding the Selling Fund not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or any financial or statistical data, or as to information relating to the Acquiring Fund, contained in the Prospectus/Proxy Statement or Registration Statement, and that such opinion is solely for the benefit of the Trust and the Acquiring Fund.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of D'Ancona & Pflaum, LLC appropriate to render the opinions expressed therein, and shall indicate, with respect to matters of Maryland law that as D'Ancona & Pflaum, LLC are not admitted to the bar of Maryland, such opinions are based either upon the review of published statutes, cases and rules and regulations of the State of Maryland or upon an opinion of Maryland counsel.

         In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of Davis' Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The transactions contemplated by the Asset Purchase Agreement by and among Evergreen Asset Management Company, Davis Selected Advisers, L.P. and Venture Advisers, Inc. shall be completed prior to or on the Closing Date.

         8.6 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Selling Fund all of the Selling Fund's net investment company taxable income for all taxable periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

         8.7 The parties shall have received a favorable opinion of KPMG LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the

Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.7.

         8.8 The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

                  (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by each Fund's management, and were found to be mathematically correct; and

                  (d) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund's management and were found to be mathematically correct.

         In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of the Selling Fund as of the Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

         8.9 The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

                  (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                  (b) they had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

                  (c) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

                  (d) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with written estimates by each Fund's management and were found to be mathematically correct.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Davis Selected Advisers, LP (in the case of the Selling Fund) and First Union National Bank (in the case of the Acquiring Fund). Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees. In the event that the transactions contemplated by the Asset Purchase Agreement referred to in paragraph 8.5 hereof are not completed, this Agreement shall terminate. In such event, all expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund shall be borne by First Union National Bank and all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund shall be borne by Davis Selected Advisers, LP.

                                                     ARTICLE X

                                     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Trust, Davis, the respective Trustees, Directors or officers, to the other party or its Trustees, Directors or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Selling Fund, shall be governed and construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Acquiring Fund as provided in the Declaration of Trust of the Trust.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                    DAVIS INTERMEDIATE INVESTMENT
                                    GRADE BOND FUND, INC. ON
                                    BEHALF OF DAVIS INTERMEDIATE
                                    INVESTMENT GRADE BOND FUND

                                    By:

                                    Name:

                                    Title:



                                    EVERGREEN FIXED INCOME TRUST
                                    ON BEHALF OF EVERGREEN
                                    INTERMEDIATE TERM BOND FUND

                                    By:

                                    Name:

                                    Title:

                                                            EXHIBIT B

                                   EVERGREEN
                          Intermediate Term Bond Fund

                      Fund at a Glance as of June 30, 1999

Two significant steps we took during the past six months were to invest in European mortgage-backed securities and to reduce substantially the emphasis on U.S. mortgage-related securities.
                                    Portfolio
                                   Management
                                   ----------

                              David J. Bowers, CFA
                              Tenure: January 1999

-------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
-------------------------------------------------------------------------------
                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 6/30/99.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Source: 1998 Morningstar, Inc.

/1/Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees for Class A are .25%, for Class B are 1.00%, and for Class C are 1.00%. If these fees had been reflected, returns for Classes B and C would have been lower. The historical returns for Class Y have been adjusted to reflect the elimination of the .25% 12b-1 fee applicable to Class A. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Class Y would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.
-------

-------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS/1/
-------------------------------------------------------------------------------

Portfolio Inception Date: 2/13/87     Class A     Class B     Class C   Class Y
Class Inception Date                  2/13/87     2/1/93      2/1/93    1/26/98
Average Annual Returns*
1 year with sales charge              -2.17%      -4.46%      -0.64%      n/a
1 year w/o sales charge                1.17%       0.31%       0.31%      1.43%
3 years                                5.06%       4.49%       5.39%      6.47%
5 years                                5.78%       5.31%       5.63%      6.73%
10 years                               6.75%       6.58%       6.58%      7.45%
Since Portfolio Inception              5.99%       5.85%       5.85%      6.71%
Maximum Sales Charge                   3.25%       5.00%       1.00%       n/a
                                     Front End      CDSC        CDSC
30-day SEC Yield                       5.94%       5.36%       5.39%      6.40%
12 month distributions per share      $0.53       $0.47       $0.47      $0.56
* Adjusted for maximum applicable sales charge.


-------------------------------------------------------------------------------
                                LONG TERM GROWTH
-------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                         CPI               LBIGCBI/Corp    Evergreen Interm Bd A
        6/30/89        10,000                 10,000                  9,675
        6/30/90        10,467                 10,782                 10,142
        6/30/91        10,959                 11,916                 11,112
        6/30/92        11,297                 13,485                 12,689
        6/30/93        11,636                 14,900                 14,215
        6/30/94        11,926                 14,862                 14,048
        6/30/95        12,288                 16,404                 15,376
        6/30/96        12,622                 17,226                 16,041
        6/30/97        12,917                 18,470                 17,458
        6/30/98        13,135                 20,039                 18,998
        6/30/99        13,392                 20,885                 19,221


Comparison of a $10,000 investment in Evergreen Intermediate Term Bond Fund, Class A shares, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

The LBIGCBI is an unmanaged index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                           Portfolio Manager Interview

How did the Fund perform?

For the 12 months ended June 30, 1999, Evergreen Intermediate Term Bond Fund Class B shares had a return of 0.31%. Performance is before deduction of any applicable sales charges. During the same 12-month period, the average return of intermediate term, investment grade bond funds was 2.00%, according to Lipper, Inc., a monitor of mutual fund performance, while the Lehman Brothers Intermediate Government/Corporate Bond Index had a return of 4.19%.

The 12-month period encompassed different conditions in the financial markets, making it a challenging time for the Fund with its emphasis on current income from corporate bonds. Nevertheless, the Fund maintained a generous income stream, with Class A shares remaining consistently in the top quartile of funds in the Lipper category in terms of current yield.


                                    Portfolio
                                 Characteristics
                                 ---------------


Total Net Assets                                             $ 178,298,361
Average Credit Quality                                                  A+
Effective Maturity                                               7.7 years
Average Duration                                                 5.4 years


What was the investment environment like during the fiscal year?

The 12-month period actually encompassed two distinctly different periods, with very different trends affecting fixed-income investors. Generally, however, one would say that the period was a time of volatility that proved difficult for funds emphasizing corporate bonds and other securities that pay yield premiums over government bonds.

The first six months were characterized principally by a flight to quality prompted by fears that economic problems in Asia and emerging markets could lead to a slowdown in global economic growth. During this period, investors throughout the world preferred the highest quality bonds, U.S. Treasury bonds, while tending to de-emphasize fixed income securities that carried credit risk. With this as a backdrop, the U.S. Federal Reserve Board stepped in, lowering short-term interest rates three successive times in the fall of 1998.

As 1999 began, we appeared to be returning to the situation that existed before the recessionary fears of late 1998. Economic growth in the United States was robust, with full employment and strong consumer spending. Internationally, the outlook improved considerably. As evidence of this economic strength persisted, the Federal Reserve Board began to give hints that it might raise short-term rates to stave off inflation. The bond market anticipated a rate increase, and interest rates tended to rise. In late June, the Federal Reserve did raise short-term rates by one-quarter of one percent.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                          Portfolio Manager Interview

During this period, while the stock market tended to do well, the corporate bond market continued to disappoint investors for two principal reasons. First, a significant supply of new corporate bonds affected supply/demand relationships, keeping yields higher and prices lower. Second, the corporate bond market continued to reflect uncertainty about the direction and strength of economic trends, resulting in valuations inconsistent with the performance of the equity market.

Over this general period, corporate bonds, including those emphasized by your Fund, tended to underperform other, higher quality fixed income securities. As a result, we believe significant investment value exists in corporate bonds, which tend to be paying higher yields in relation to U.S. Treasury securities, than one might expect in a healthy, growing economy.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION*
-------------------------------------------------------------------------------
(as a percentage of net assets)

[PIE CHART APPEARS HERE]

Corporate Notes/Bonds -- 55.5%
CMO & Mortgage-Backed Securities -- 13.8%
Foreign Bonds -- 11.5%
U.S. Treasury/Agency -- 10.2%
Asset-Backed Securities -- 6.2%
Mutual Fund Shares -- 2.3%
Repurchase Agreements
Other Assets & Liabilities -- 0.5%


What strategies did you pursue in this environment?

We maintained the Fund's long-term strategy of emphasizing intermediate-term corporate bonds, with the overwhelming majority rated investment grade or higher. Consistent with our philosophy, we do not try to anticipate the direction of interest rates by making explicit "bets" with the fund's duration or average maturity. At the end of the period, on June 30, the Fund's duration was 5.4 years, and effective maturity was 7.7 years.

In sector selection, we maintained a relatively defensive posture, emphasizing domestic bonds, including securities issued in the telecommunications and finance sectors. This has been a relatively successful tactic, particularly with respect to bonds from the insurance and banking industries. The emphasis on telecommunications industry bonds helped in 1998, but not in 1999, as an influx of new supply of debt by companies such as AT&T, MCI Worldcom and Sprint held back performance.

We maintained a consistent weighting in mortgages, concentrating on commercial mortgage-backed securities, high quality asset-backed securities and collaterialized mortgage obligations designed to minimize exposure to interest rate volatility.

* Portfolio composition subject to change.

                                   EVERGREEN
                          Intermediate Term Bond Fund

                          Portfolio Manager Interview


                                 Top 5 Sectors
                                 -------------
                    (as a percentage of net assets, 6/30/99)

Corporate Bonds                                                         55.3%
U.S. Treasury                                                            9.0%
Yankee Bonds*                                                            8.3%
Collateralized Mortgage Obligations                                      8.0%
Asset-Backed Securities                                                  6.2%


At the end of the fiscal year, the Fund's high yield weighting remained at 18% of net assets. We emphasized defensive sectors in high yield bonds, where we believe we can gain additional yield without taking undue credit risk. The preponderance of high yield securities were rated either BB or B, the two highest ratings below investment grade. The Fund's average credit rating remained relatively strong, at A+.


-------------------------------------------------------------------------------
                           CREDIT QUALITY ALLOCATION**
-------------------------------------------------------------------------------
(as a percentage of portfolio assets, 6/30/99)

[GRAPH APPEARS HERE]

U.S. Government/AAA -- 28%
A -- 22%
BBB -- 19%
BB or less -- 18%
AA -- 13%

What is your outlook?

We expect a more stable interest rate environment. We believe the U.S. Federal Reserve Board, which increasingly is conscious of the international impact of its decisions, may raise short-term rates further as it seeks to keep the economy growing at a sustainable pace without serious inflationary pressures. In general, we anticipate interest rates should be stable to slightly higher, with economic growth continuing, although at a somewhat slower pace. The earnings outlook for corporations remains positive, with full employment and strong consumer spending. This is an environment that tends to favor corporate bonds and other fixed income sectors with higher yields than those of government bonds. We believe the Fund is well positioned to take advantage of this climate of steady growth, stable interest rates, and greater certainty about the direction of the global economy.


* Yankee Bonds are bonds issued in the United States by foreign corporations and banks and denominated in the U.S. dollar.
** Portfolio composition subject to change.